UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 2 to

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2006

NTL Incorporated

(formerly known as Telewest Global, Inc.)

(Exact name of Registrant as specified in its charter)

Delaware	File No. 000-50886	52-3778427
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

909 Third Avenue, Suite 2863, New York, New York 10022

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 906-8440

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 9.01	Financial Statements and Exhibits

SIGNATURES

Exhibit 99.1	Unaudited Pro Forma Combined Condensed Financial Information as of and for the fiscal year ended December 31, 2005.

On March 3, 2006, NTL Incorporated (formerly known as Telewest Global Inc.) filed a Form 8-K announcing that it had completed its merger with NTL Holdings Inc. (formerly known as NTL Incorporated). In response to part (b) of Item 9.01 of such Form 8-K, NTL stated that it would file the financial information required by such item by amendment. This Form 8-K/A Amendment No. 2 is being filed to provide the required financial information.

Item 9.01  Financial Statements and Exhibits.

(b)                                 Pro Forma Financial Information

The required pro forma financial information as of and for the fiscal year ended December 31, 2005 is attached hereto as Exhibit 99.1 and is incorporated in its entirety herein by reference.

(d)                                 Exhibits

99.1                           Unaudited Pro Forma Combined Condensed Financial Information as of and for the fiscal year ended December 31, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 10, 2006	NTL INCORPORATED

	By:	/s/ Bryan H. Hall
Bryan H. Hall
Secretary

EXHIBIT INDEX

Exhibit	Description

99.1	Unaudited Pro Forma Combined Condensed Financial Information as of and for the fiscal year ended December 31, 2005.